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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 30, 2002


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 9. Regulation FD Disclosure


     1. On October 30, 2002, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 3rd quarter 2002. The entire text of that press release is being filed herewith and attached as Exhibit 99.1.

     2. Attached as Exhibit 99.2 is Friedman, Billings, Ramsey Group, Inc.'s Long-Term Investment Matrix as of September 30, 2002.

     3. On October 30, 2002, Friedman, Billings, Ramsey Group, Inc. held a conference call regarding its earnings for the 3rd quarter 2002. The transcript of prepared statements for the conference call is being filed herewith and attached as Exhibit 99.3.

     Exhibit 99.1 Friedman,  Billings,  Ramsey Group Press Release dated October
                  30, 2002.

     Exhibit 99.2 Friedman, Billings, Ramsey Group, Inc. "Long-Term Investment
                  Matrix as of September 30, 2002".

     Exhibit 99.3 Transcript of Friedman, Billings, Ramsey Group, Inc.'s
                  conference call of October 30, 2002.



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  October 30, 2002         By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Chairman & Co-Chief Executive Officer